UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Vineyard National Bancorp

(Name of Registrant as Specified In Its Charter)

Jon Salmanson

Norman Morales

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SPECIAL VOTING INSTRUCTIONS FOR PARTICIPANTS IN THE VINEYARD NATIONAL

BANCORP EMPLOYEE STOCK ONWERSHIP PLAN

If you participate in the Vineyard National Bancorp Employee Stock Ownership Plan (“ESOP”), you will have received with this instruction letter, a proxy statement from Jon Salmanson and Norman Morales and a WHITE voting instruction card that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the trustee of the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Common Stock allocated to his or her account. All participants will vote their shares anonymously. Participants in the ESOP may vote (i) by telephone at 1-888-693-8683; (ii) over the Internet at www.cesvote.com; or (iii) by completing the enclosed WHITE voting instruction card and mailing it in the postage-paid envelope provided to Vineyard National Bancorp; c/o Corporate Election Services; PO Box 3230; Pittsburgh, PA 15230-3230. For participants in the ESOP, the telephone and Internet voting facilities will close at 5:00 p.m., Pacific Daylight Time, on July 29, 2008, and any voting instruction card mailed in the postage-page envelope provided must be received by Corporate Election Services, the independent tabulation agent retained by Vineyard National Bancorp on behalf of the trustee of the ESOP to tabulate votes of the ESOP, by 5:00 p.m., Pacific Daylight Time, on July 29, 2008. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the proxy statement from Messrs. Salmanson and Morales.

It is important that you vote today! Even if you have already voted the Company’s blue voting instruction card, you may revoke your previously signed voting instruction card by following the voting instructions on the enclosed WHITE voting instruction card. The latest dated voting instruction card is the only one that counts.

The WHITE voting instruction card, when properly executed, will be voted by the trustee, subject to the trustee’s obligation under applicable law, in the manner instructed by you. By signing and returning the WHITE voting instruction card without giving specific voting directions with respect to one or more proposals, the trustee will vote “FOR” the nominees listed on the reverse side of the WHITE voting instruction card and “FOR” proposal 2. Absent specific instructions with respect to cumulative voting, in the event there is cumulative voting for the election of directors at the 2008 Annual Meeting, the trustee will vote the shares allocated to you in the ESOP cumulatively among all or less than all of the nominees listed on the reverse side of the WHITE voting instruction card and to allocate such votes among all or less than all of such nominees (other than nominees for whom authority to vote has been withheld) in the same relative proportion (to the nearest extent possible) as shares of common stock (other than shares which are allocated to you in the ESOP) are voted for the nominees listed on the reverse side of the WHITE voting instruction card.

If you have any questions concerning the proxy statement, would like to request additional copies of the proxy statement or need help voting your shares, please contact our proxy solicitor:

Georgeson Inc.

199 Water Street, 26th floor

New York, NY 10038

Shareholders call toll-free: 1-866-391-7001

Banks and Brokerage Firms call collect: 1-212-440-9800

Special Supplement to Proxy Statement of Jon Salmanson and Norman Morales dated July 7, 2008 for ESOP

Participants.

	VOTE BY INTERNET	WWW.CESVOTE.COM

Vineyard National Bancorp. c/o Corporate Election Services PO Box 3230 Pittsburgh, PA 15230-9404

Use the Internet to submit your voting instructions by 5:00 p.m. PDT on July 29, 2008. Have your voting instruction card in hand when you access the website listed above and follow the instructions provided.

	VOTE BY TELEPHONE	1-888-693-8683

Use a touch-tone telephone to submit your voting instructions by 5:00 p.m. PDT on July 29, 2008. Have your voting instruction card in hand when you call and then follow the instructions provided.
VOTE BY MAIL

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230-3230. Receipt of your mailed voting instruction card is needed by 5:00 p.m. PDT on July 29, 2008.

Vote by Telephone	Vote by Internet	Vote by Mail
Call Toll-Free using	Access the website and	Sign and return your
a touch-tone telephone:	cast your vote:	voting instruction card in the
1-888-693-8683	www.cesvote.com	postage-paid envelope provided.

If you submit your voting instructions by Internet or by telephone,

you do NOT need to mail back your voting instruction card.

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THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED.

i  Please fold and detach card at perforation before mailing.  i

VINEYARD NATIONAL BANCORP EMPLOYEE STOCK OWNERSHIP PLAN	VOTING INSTRUCTION CARD

Messrs. Salmanson and Morales recommend that you vote “FOR” the election of the Participants’ Nominees listed in Proposal 1 below and “FOR” the ratification of the appointment of KPMG LLP as the Company’s auditors for the year in Proposal 2 below.

Proposal 1:	To elect the Participant’s Nominees:

	(1) Thomas Koss II	(2) Douglas Kratz	(3) Cynthia Harriss	(4) Norman Morales
	(5) Harice “Dev” Ogle	(6) Lester Strong	(7) Glen Terry

If elected, such nominees will constitute all of Vineyard National Bancorp board of directors.

☐ FOR All ☐ WITHHOLD All ☐ FOR All Except

To withhold authority to vote for any individual nominee(s), mark “FOR All Except” and write the number(s) of the nominee(s) on the line below.
_______________________________________________________________________________________________

Proposal 2:	To ratify the appointment of KPMG LLP as independent auditor for the year ending December 31, 2008

☐ FOR ☐ AGAINST ☐ ABSTAIN

In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

Signature	Date

Signature (Joint Owners)	Date

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

THIS VOTING INSTRUCTION CARD IS BEING SOLICITED BY JON SALMANSON AND NORMAN MORALES AND NOT ON BEHALF OF THE COMPANY.

IMPORTANT:

TO BE SIGNED AND DATED ON THE REVERSE SIDE.

i  Please fold and detach card at perforation before mailing.  i

VINEYARD NATIONAL BANCORP.

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS BEING SOLICITED BY JON SALMANSON AND NORMAN MORALES

The undersigned participant in the Vineyard National Bancorp Employee Stock Ownership Plan (the “ESOP”) hereby instructs the trustee of the ESOP, First Bankers Trust Services Inc. (the “Trustee”), to vote all shares of Common Stock of Vineyard National Bancorp (the “Company”) which are allocated to the undersigned in the ESOP as of June 20, 2008 at the Annual Meeting of Shareholders, to be held at the Doubletree Hotel Ontario located at 222 North Vineyard Avenue, Ontario, California 91764 on Tuesday, August 5, 2008 at 2:00 p.m., local time, or any adjournment thereof, including all powers the undersigned would possess if personally present, as stated on the reverse side.

THIS WHITE VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED WILL BE VOTED BY THE TRUSTEE, SUBJECT TO THE TRUSTEE’S OBLIGATION UNDER APPLICABLE LAW, IN THE MANNER INSTRUCTED HEREBY BY THE UNDERSIGNED PARTICIPANT IN THE ESOP. BY SIGNING AND RETURNING THIS VOTING INSTRUCTION CARD WITHOUT DIRECTION, THE TRUSTEE SHALL VOTE (AND IS HEREBY INSTRUCTED BY THE UNDERSIGNED TO VOTE ) FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSAL 2. ABSENT SPECIFIC INSTRUCTIONS WITH RESPECT TO CUMULATIVE VOTING, IN THE EVENT THERE IS CUMULATIVE VOTING FOR THE ELECTION OF DIRECTORS AT THE ANNUAL MEETING, THE TRUSTEE SHALL VOTE (AND IS HEREBY INSTRUCTED BY THE UNDERSIGNED TO VOTE) THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD CUMULATIVELY AMONG ALL OR LESS THAN ALL OF THE NOMINEES LISTED ON THE REVERSE AND TO ALLOCATE SUCH VOTES AMONG ALL OR LESS THAN ALL OF SUCH NOMINEES (OTHER THAN NOMINEES FOR WHOM AUTHORITY TO VOTE HAS BEEN WITHHELD) IN THE SAME RELATIVE PROPORTION (TO THE NEAREST EXTENT POSSIBLE) AS SHARES OF COMMON STOCK (OTHER THAN SHARES WHICH ARE ALLOCATED TO THE UNDERSIGNED IN THE ESOP) ARE VOTED FOR THE NOMINEES LISTED ON THE REVERSE.

RECEIPT OF THE JON SALMANSON AND NORMAN MORALES ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS VOTING INSTRUCTION CARD IS SOLICITED BY JON SALMANSON AND NORMAN MORALES AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

IMPORTANT — PLEASE SIGN AND DATE ON REVERSE SIDE.